Exhibit 10.54

Amended Schedule of Project Loans under the
Guaranty Bank (formerly, Guaranty Federal Bank) Master Loan Agreement which is attached as Exhibit 10.65 to the Company's Form 10-Q for the period ending March 31, 1999, as amended by the Second Modification attached as Exhibit 10.8 to the Company's Form 10-Q for the period ending June 30, 2000
Facility Name	Location	Original Loan Amount	Date of Loan
Alterra Clare Bridge Cottage of Austintown	Austintown, OH	$2,555,726.00	March 26, 1999

Alterra Clare Bridge Cottage of Middletown	Middletown, OH	$2,314,985.00	March 26, 1999

Alterra Clare Bridge of Eden Prairie	Eden Prairie, MN	$5,070,914.00	January 8,1999

Alterra Clare Bridge of North Oaks	North Oaks, MN	$4,795,657.00	January 8, 1999

Alterra Clare Bridge of Olympia	Olympia, WA	$4,938,738.00	January 8, 1999

Alterra Clare Bridge of Plymouth	Plymouth, MN	$4,880,809.00	January 8, 1999

Alterra Clare Bridge of Puyallup	Puyallup, WA	$4,633,862.00	January 8, 1999

Alterra Clare Bridge of Spokane	Spokane, WA	$4,542,758.00	January 8, 1999

Alterra Sterling House of East Speedway	Tucson, AZ	$2,112,000.00	February 5, 1998

Alterra Sterling House of Merillville	Merillville, IN	$3,126,422.00	February 19, 1999

Alterra Sterling House of Mesa	Mesa, AZ	$2,344,000.00	December 22, 1997

Alterra Sterling House of Pensacola	Pensacola, FL	$2,644,000.00	January 22, 1998

Alterra Sterling House of Peoria	Peoria, AZ	$2,448,000.00	December 22, 1997

Alterra Sterling House of Portage	Portage, IN	$2,966,706.00	February 19, 1999

Alterra Sterling House of Richmond	Richmond, IN	$3,002,792.00	February 19, 1999

Alterra Sterling House of Salem	Perry, OH	$2,084,073.00	February 23, 1999

Alterra Sterling House of Westerville	Columbus, OH	$2,729,703.00	March 26, 1999